                                                                 Exhibit 10-X(2)

               AMENDMENT NO. 2 TO THE SENIOR SECURED SUPERPRIORITY
                                CREDIT AGREEMENT

                           DATED AS OF APRIL 12, 2006

          AMENDMENT NO. 2 TO THE SECURED SUPERPRIORITY CREDIT AGREEMENT (this "Amendment") among Dana Corporation, a Virginia corporation and a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code (the "Borrower"), the Guarantors party hereto, each of which is a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, the financial institutions and other institutional lenders party hereto, and Citicorp North America, Inc. ("CNAI"), as administrative agent (the "Administrative Agent") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Guarantors, the financial institutions and other institutional lenders party thereto (the "Lenders"), the Administrative Agent and the other agents party thereto have entered into a Senior Secured Superpriority Credit Agreement dated as of March 3, 2006, as amended by Amendment No.1 to the Senior Secured Superpriority Credit Agreement dated as of March 30, 2006 (as further amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as described herein.

          (3) The Initial Lenders and the Required Lenders have agreed, subject to the terms and conditions stated below, to amend the Credit Agreement as hereinafter set forth.

          SECTION 1. Amendments to Credit Agreement.

          (a) Section 1.01 of the Credit Agreement is hereby amended by by inserting the following new terms in the correct alphabetical order:

          "Mexican Collateral" has the meaning set forth in Section 9.01.

          "Mexican Depository" shall mean each Subsidiary of the Borrower domiciled in Mexico that is at any time in possession of Inventory owned by any Loan Party and included in the calculation of Elibigle Inventory, in each case in its capacity as depository of the Mexican Collateral, or any succesor depository thereof.

          (b) Section 1.01 of the Credit Agreement is hereby further amended in the definition of "Applicable Margin" by amending and restating clause (a) as follows:

          "(a) in respect of the Term Facility, 2.25% per annum, in the case of Eurodollar Advances, and 1.25% per annum, in the case of Base Rate Advances,"

          (c) Section 5.02(h) of the Credit Agreement is hereby amended in clause (iii) by (i) deleting the word "(c)" therein and replacing it with the words "or (C)" and (ii) deleting clause (E) therein.

          (d) Section 5.02(j) of the Credit Agreement is hereby amended by (i) inserting a new clause (w) in the proviso therein as follows:

          "(w) the Borrower may make payments pursuant to the Order approving Stipulation Among the Debtors, the Official Committee of Unsecured Creditors, the Debtors' Postpetition Lenders and the Pension Benefit Guaranty Corporation Regarding the Debtors' April 15, 2006 Pension Funding Payment entered by the Bankruptcy Court,"

and (ii) amending and restating clause (z) in the proviso therein in its entirety as follows:

          "(z) the Borrower may make payments to such other claimants and in such amounts as may be consented to by the Initial Lenders and approved by the Bankruptcy Court."

          (e) Section 5.03(c) of the Credit Agreement is hereby amended by (i) deleting the words "up to 60 days" in the first parenthetical contained therein and (ii) inserting the words "and in the case of the first quarter of 2006, by May 31, 2006," after the first parenthetical contained therein.

          (f) Section 6.01(n) of the Credit Agreement is hereby amended by inserting the words ", the Interim Order, Final Order, the First Day Orders, pursuant to Section 5.02 (j), in connection with any Lien permitted pursuant to
Section 5.02(a)(ii) through (vii) or in connection with any pre-petition Lien on cash collateral securing a performance obligation (other than indebtedness for borrowed money)" immediately prior to the semicolon at the end thereof.

          (g) Section 9.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

          " For purposes of perfecting the first priority Lien and security interest on any Collateral held from time to time by any Mexican Depository in connection with the manufacture in Mexico of finished products by such Mexican Depository (the "Mexican Collateral"), each Loan Party hereby pledges to the Administrative Agent, for itself and for the ratable benefit of the Secured Parties, as security for the full and prompt payment whe due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Mexican Collateral in accordance with paragraph IV of Article 334 of the Mexican General Law of Negotiable Instruments and Credit Transactions (Ley General de Titulos y Operaciones de Credito).

               Each Loan Party and the Administrative Agent hereby appoints each Mexican Depository as depository of the Mexican Collateral. The parties hereto agree that each Mexican Depository may from time to time in the ordinary course of business receive and maintain possession of the Mexican Collateral for the purpose of manufacturing finished products for sale by such Loan Party and shall act as depository for the benefit of the Administrative Agent, on behalf of itself and the Secured Parties, with respect to such Mexican Collateral, which shall at all times remain subject to the first priority Lien and security interest created hereunder. Each Loan Party acknowledges and agrees that each Mexican Depository shall hold any and all Mexican Collateral in its control or possession for the benefit of Administrative Agent, on behalf of itself and the Secured Parties, and that each Mexican Depository shall act upon the instructions of the

          Administrative Agent without the further consent of such Loan Party. The Administrative Agent agrees with the Loan Parties that it shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by any Loan Party with respect to any Mexican Depository.

               If an Event of Default has occurred and is continuing, the Administrative Agent shall be entitled, without the consent of any Loan Party, to remove any Mexican Depository as depository and appoint a different depository. No Mexican Depository shall be released from its obligations hereunder, unless a replacement depository has been appointed in accordance with this Agreement and such replacement depository has assumed the obligations of such Mexican Depository hereunder, including without limitation, taking physical possession of the Mexican Collateral and executing the letter referred to in the immediately succeeding paragraph.

               Upon the request of the Administrative Agent, each Loan Party shall deliver to the Administrative Agent, a letter from each Mexican Depository or any other entity acting as depository, acceptable to the Administrative Agent in substantially in the form of Exhibit J hereto."

          (h) Annex I hereto is inserted as a new Exhibit J to the Credit Agreement.

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the following conditions have been satisfied, and concurrent with the Borrowing of the Term
Facility:

          (a) the Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment,

          (b) the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower stating that: (x) the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and (y) no event has occurred and is continuing that constitutes a Default, and

          (c) all fees and expenses of the Administrative Agent and the Lenders (including all reasonable fees and expenses of counsel to the Administrative Agent), to the extent invoiced prior to the date hereof, shall have been paid.

          SECTION 3. Confirmation of Representations and Warranties. Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

          SECTION 4. Affirmation of Guarantors. Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in

Article VIII of the Credit Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article VIII of the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

          SECTION 6. Costs, Expenses. The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
10.04 of the Credit Agreement.

          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and to the extent applicable, the Bankruptcy Code.

             [The remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        DANA CORPORATION,
                                        a debtor and debtor-in-possession, as
                                        Borrower


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer


                                        By /s/ Michael L. DeBacker
                                           -------------------------------------
                                        Name: Michael L. DeBacker
                                        Title: Vice President-General
                                               Counsel & Secretary


                                        BRAKE SYSTEMS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        BWDAC, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        COUPLED PRODUCTS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        DAKOTA NEW YORK CORP.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer

                                        DANA ATLANTIC LLC FKA GLACIER DAIDO
                                        AMERICA, LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        DANA AUTOMOTIVE AFTERMARKET, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer


                                        DANA BRAZIL HOLDINGS LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        DANA BRAZIL HOLDINGS I LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: President


                                        DANA INFORMATION TECHNOLOGY LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        DANA INTERNATIONAL FINANCE, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: President


                                        DANA INTERNATIONAL HOLDINGS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer


                                        DANA RISK MANAGEMENT SERVICES, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        DANA TECHNOLOGY INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer


                                        DANA WORLD TRADE CORPORATION
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer

                                        DANDORR L.L.C.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        DORR LEASING CORPORATION
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        DTF TRUCKING INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        ECHLIN-PONCE, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        EFMG LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        EPE, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        ERS LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        FLIGHT OPERATIONS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        FRICTION INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        FRICTION MATERIALS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        GLACIER VANDERVELL INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        HOSE & TUBING PRODUCTS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        LIPE CORPORATION
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        LONG AUTOMOTIVE LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        LONG COOLING LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        LONG USA LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        MIDLAND BRAKE, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        PRATTVILLE MFG., INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        REINZ WISCONSIN GASKET LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        SPICER HEAVY AXLE & BRAKE, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        SPICER HEAVY AXLE HOLDINGS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer


                                        SPICER OUTDOOR POWER EQUIPMENT
                                        COMPONENTS LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        TORQUE-TRACTION INTEGRATION TECHNOLOGIES
                                        LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        TORQUE-TRACTION MANUFACTURING
                                        TECHNOLOGIES LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        TORQUE-TRACTION TECHNOLOGIES LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        UNITED BRAKE SYSTEMS INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        CITICORP NORTH AMERICA, INC.,
                                        as Administrative Agent and Lender


                                        By /s/ Shapleigh Smith
                                           -------------------------------------
                                        Name: Shapleigh B. Smith
                                        Title: Managing Director


                                        JPMORGAN CHASE BANK, N.A., as Lender


                                        By /s/ Richard Duker
                                           -------------------------------------
                                        Name: Richard W. Duker
                                        Title: Managing Director


                                        BANK OF AMERICA, N.A., as Lender


                                        By /s/ Brian J. Wright
                                           -------------------------------------
                                        Name: Brian J. Wright
                                        Title: SVP

                                                   Annex I to Amendment No. 2 to
                                                the Senior Secured Superpriority
                                                                Credit Agreement

                                                                    Exhibit J to
                                                                Credit Agreement

                                     [Date]

Citicorp North America, Inc., as
Administrative Agent under the
Credit Agreement referred to below,
on behalf of itself and the parties
thereto

Ladies and Gentlemen:

          We understand that Dana Corporation ("Dana Corporation"), as borrower, and Brake Systems, Inc., BWDAC, Inc., Coupled Products, Inc., Dakota New York Corp., Dana Atlantic, LLC, FKA Glacier Daido America, LLC, Dana Automotive Aftermarket, Inc., Dana Brazil Holdings LLC, Dana Information Technology LLC, Dana International Finance, Inc., Dana International Holdings, Inc., Dana Risk Management Services, Inc., Dana Technology Inc., Dana World Trade Corporation, Dandorr L.L.C., Dorr Leasing Corporation, DTF Trucking Inc., Echlin-Ponce, Inc., EFMG LLC, EPE, Inc., ERS LLC, Flight Operations, Inc., Friction Inc., Friction Materials, Inc., Glacier Vandervell Inc., Hose and Tubing Products, Inc., Lipe Corporation., Long Automotive LLC, Long Cooling LLC, Long USA LLC, Midland Brake, Inc., Prattville MFG., Inc., Reinz Wisconsin Gasket LLC, Spicer Heavy Axle & Brake, Inc., Spicer Heavy Axle Holdings, Inc., Spicer Outdoor Power Equipment Components LLC, Torque-Traction Integration Technologies, Inc., Torque-Traction Manufacturing Technologies LLC, Torque-Traction Technologies LLC, United Brake Systems Inc., as guarantors (such companies, collectively, together with Dana Corporation, the "Dana Companies"), entered into that certain $1,450,000,000 Senior Secured Superpriority Credit Agreement, dated as of March 3, 2006 (as amended, amended and restated, supplemented or modified from time to time, the "Credit Agreement"), with Citicorp North America, Inc. as administrative agent (the "Administrative Agent"), and other parties party thereto.

          We further understand that each of the Dana Companies pledged to the Administrative Agent, for itself and for the benefit of the parties party to the Credit Agreement (the "Secured Parties"), any inventory, materials, machinery, equipment or any other asset that we receive from any of the Dana Companies from time to time in the ordinary course of business for the purpose of manufacturing finished products for any of such Dana Companies in Mexico and the proceeds thereof (the "Mexican Collateral"), in accordance with paragraph IV of Article 334 of the Mexican General Law of Negotiable Instruments and Credit Transactions (Ley General de Titulos y Operaciones de Credito), and that we have been appointed by each of the Dana Companies and the Administrative Agent as depository of the Mexican Collateral.

          We hereby accept our appointment as depository of the Mexican Collateral, and shall act as depository for the benefit of the Administrative Agent, on behalf of itself and the Secured Parties, with respect to such Mexican Collateral, which shall at all times remain subject to the first priority lien and security interest created under the Credit Agreement. We hereby agree to hold in custody the Mexican Collateral at our facilities located at the address in Mexico shown below our signature block hereof, and further agree that we will receive no consideration for the performance of our duties hereunder.

          We hereby acknowledge and agree that we shall hold any Mexican Collateral in our control or possession for the benefit of the Administrative Agent, on behalf of itself and the Secured Parties, and that we shall act upon the instructions of Administrative Agent without the further consent of any of the Dana Companies with respect to the Mexican Collateral.

          The execution of this Letter Agreement constitutes an acknowledgment of receipt by us of the Mexican Collateral that we currently have in our possession.

          We hereby further acknowledge and agree that the Administrative Agent shall be entitled, without the consent of any of the Dana Companies, to remove us as depository of the Mexican Collateral. Notwithstanding the foregoing, we shall not be released from any of our obligations hereunder, unless a replacement depository has been appointed and such replacement depository has assumed its obligations as depository with respect to the Mexican Collateral, including without limitation, taking physical possession of the Mexican Collateral.

                                        Sincerely,

                                        [NAME OF MEXICAN DEPOSITORY]


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address:
                                                 -------------------------------